The Weitz Funds

Government Money Market Fund

(the “Fund”)

Supplement Dated April 13, 2009

to the Prospectus Dated August 1, 2008

  On March 31, 2009, the U.S. Department of the Treasury (the “Treasury”) announced that it would extend its Temporary Guarantee Program for Money Market Funds (the “Program”) through September 18, 2009. The Board of Trustees of the Fund has approved the Fund’s continued participation in the Program.

Participation in the continuation of the Program requires a payment to the Treasury in the amount of 0.015% based on the net asset value of the Fund as of September 19, 2008. The expense of participation in the Program will be borne by Wallace R. Weitz & Company, the Fund’s investment adviser.

          The Program protects the shares of money market fund investors as of September 19, 2008. Any shares held by investors in the Fund as of the close of business on September 19, 2008 are insured against loss under the Program in the event the Fund liquidates its holdings and the per share value at the time of liquidation is less than $1 per share. Shares acquired by investors after September 19, 2008 are not eligible for protection under the Program. The Program provides a guarantee based on the number of shares held at the close of business on September 19, 2008 and any increase in the number of shares held in an account after the close of business on September 19, 2008 will not be guaranteed. If the number of shares held in an account fluctuates over the period, investors will be covered for either the number of shares held as of the close of business on September 19, 2008 or the amount held at liquidation, whichever is less.

          If the Program is extended beyond September 18, 2009, the Fund will consider whether to continue to participate. If the Program is extended beyond this date, and the Fund decides to participate, additional payments may be required.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS

FOR FUTURE REFERENCE